Summary Prospectus November 1, 2024

Brandes U.S. Small-Mid Cap Value ETF

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.
Ticker Symbol: BSMC

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at http://www.brandes.com/etfs/resources. You may also obtain this information at no cost by calling (866) 307-0477 or by e-mail at info@brandesfunds.com. The Fund’s Prospectus and Statement of Additional Information, each dated November 1, 2024, as revised from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes U.S. Small-Mid Cap Value ETF (the “Fund”) seeks long term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.70%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal period October 4, 2023 (commencement of operations) through June 30, 2024, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to attain its investment objective by investing primarily in equity securities of U.S. companies with small- and mid-market capitalizations (market value of publicly traded equity securities). The Advisor considers a company to be a “U.S. company” based on its domicile, its principal place of business, its primary stock exchange listing, and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed in the U.S. The types of equity securities in which the Fund invests are common and preferred stocks, American Depositary Receipts (“ADRs”), and warrants and rights. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies with small- and mid-market capitalizations. Small and mid-capitalization companies are defined as issuers with market capitalizations based on total outstanding shares in the range of those included in the Russell 2500 Index measured at its most recent reconstitution date. As of June 28, 2024, the most recent reconstitution date of the index as of the date of this prospectus, the market capitalization range of the Index was $16.9 million to $24.8 billion. This market capitalization range may change over time. The Fund may invest in securities of companies located outside of the United States, including emerging and frontier markets. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the health care sector.

The Fund may invest from time to time in cash or short-term cash equivalent securities as part of its overall investment strategy. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times constitute a material part of the Fund’s portfolio.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select securities for the Fund’s investment portfolio. When buying securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, or when the Advisor believes that other investments are more attractive.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

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Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

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Value Securities Risk. The Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Advisor may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

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Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

●	ETF Risks. The Fund is an exchange-traded fund and, as a result of this structure, it is exposed to the following risks:

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Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Trading Risk. Shares of the Fund may trade on the CBOE BZX Exchange, Inc. (the “Exchange”) above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

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Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Active Management Risk. The Advisor is an active manager. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.

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Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

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Depositary Receipts Risk. The risks of investments in depositary receipts, such as ADRs, are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of, or may be less liquid than, their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

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Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

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Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

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Limited History of Operations. The Fund is a recently organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.

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Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

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Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

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Performance Information

The Fund commenced operations on October 4, 2023 and, therefore, does not have performance for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandes.com/etfs.

Investment Advisor

Brandes Investment Partners, L.P. serves as the investment advisor to the Fund.

Portfolio Managers

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Chris Duncan, CFA	Director, Investments Group and Small-Mid Cap Investment Committee Voting Member	2023
Michael Hutchens, CFA	Director, Investments Group, Small-Mid Cap Investment Committee Voting Member and All Cap Investment Committee Voting Member	2023
Greg Rippel, CFA	Director, Investments Group and Small-Mid Cap Investment Committee Voting Member	2023

The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and a specified amount of cash.

Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.brandes.com/etfs.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. In addition, the Advisor has engaged and pays variable compensation to an SEC-registered broker-dealer and investment adviser for consulting services on marketing strategies and for due diligence, education, training, and support services. The Advisor pays these consulting and support service fees from its own resources and not from the assets of the Fund.

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